SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 3, 2000
                                                   ----------------


                            ZIASUN TECHNOLOGIES, INC.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                     Nevada
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          (State or other jurisdiction of Incorporation or organization


       000-27349                                        84-1376402
 ------------------------                   ------------------------------------
 (Commission File Number)                   (I.R.S. Employer Identification No.)


462 Stevens Avenue, Suite 106, Solana Beach, California                 92075
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(Address of principal executive offices)                              (Zip Code)

                                 (858) 350-4060
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

     ANNUAL MEETING OF SHAREHOLDERS
     ------------------------------

     On November 3, 2000, the Annual Meeting of shareholders (the "Annual Meeting") was held for the purpose of:

          1. Electing 5 Directors for a term of one (1) year each;

          2.  Approving  the  proposal  to  amend  the  Company's   Articles  of
          Incorporation to increase the number of common shares which the Company is authorized to issue to 250,000,000 shares of Common Stock, $0.001 par value;

          3. Approving the adoption of the Restated Bylaws; and

          4. Approving the adoption of the 1999 Stock Option Plan, as amended.

     As of the Record Date, September 15, 2000, there were 32,330,170 shares entitled to vote of which 17,556,931 shares were present at the meeting in person or by proxy.

     (a) Election of 5 Directors.
         ------------------------

     At the Annual Meeting, the shareholders elected 5 directors, Allen D. Hardman, D. Scott Elder, Ross W. Jardine, Hans Von Meiss and Christopher D. Outram, to serve until the next annual meeting of Shareholders and until their successors are duly elected and qualified.

     There were 17,474,138 shares voting in favor of the election of said directors and 9,275 withholding authority. All director nominees were elected.

     (b)  Approval of Amendment to Articles of Incorporation.
          ---------------------------------------------------

     At the Annual Meeting, the shareholders also approved the amendment to the Articles of Incorporation to increase the number of common shares which the Company is authorized to issue to 250,000,000 shares of Common Stock, $0.001 par value.

     There were 17,033,767 shares voting in favor of the proposal, 224,716 shares voting against the proposal and 11,375 shares abstaining. The proposal passed and the Certificate of Amendment was effective November 8, 2000, upon the filing of the same with the Nevada Secretary of State.

     A copy of the Certificate of Amendment is attached hereto and incorporated herein by reference. (See Exhibit Index).

     (c)  Approval of Restated Bylaws.
          ----------------------------

     At the Annual Meeting, the shareholders also approved the Restatement of the By-laws to (a) amend Section 2.02 to provide that special meetings of the shareholders may also be called by a vote of 10% of more of the outstanding shares; and (b) amend Section 3.04 to make it clear that directors may be removed with or without cause.

     There were 12,471,405 shares voting in favor of the proposal, 126,616 shares voting against the proposal and 16,628 shares abstaining. The proposal passed.

     The Restated By-Laws also encompass the amendment to Article IV., of the Bylaws to expand and clarify the titles and roles of the executive officers of the Company, which amendment was approved by the directors of the Company on September 27, 2000, pursuant to Section 78.120 of the Nevada Revised Statutes and Article X., Section 10.01 of the Bylaws of the Company.

     A copy of the Restated Bylaws are attached hereto and incorporated herein by reference. (See Exhibit Index).

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
     (d)  Approval of 1999 Stock Option Plan, as amended.
          -----------------------------------------------

     At the Annual Meeting, shareholders also approved the 1999 Stock Option Plan, as amended (the "1999 Plan") authorizing the issuance of 2,500,000 shares of common stock of the Company.

     There were 12,468,711 shares voting in favor of the proposal, 129,830 shares voting against the proposal and 16,108 shares abstaining. The proposal passed.

     The terms of the 1999 Plan are more fully described in the Company's Post Effective Registration Statement on Form S-8, filed June 14, 2000, which is incorporated herein by reference.

     No other matters were submitted to a vote of security holders at the Annual Meeting, through the solicitation of proxies, or otherwise.

Item 7. Financial Statements, Pro Forma Financial Statements And Exhibits

     (c)  Exhibits

          3.1(f)  Certificate  of Amendment to Articles of  Incorporation  filed
               November 8, 2000, increasing the number of authorized shares of the Company.

          3.3  Restated By-laws dated November 3, 2000.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                             ZiaSun Technologies, Inc.
                                             (Registrant)


Dated: November 20, 2000                     /S/ Allen D. Hardman
                                             -----------------------------------
                                             By:  Allen D. Hardman
                                             Its: President and COO

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